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SUPPLEMENT DATED SEPTEMBER 1, 1998 TO PROSPECTUS DATED MAY 1,
1998

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
GROUP VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT
GROUP RETIREMENT ANNUITY


Effective September 1, 1998, any transaction request (other than an initial contribution made for a Participant) received by Prudential in good order on a given Business Day before 4 p.m. Eastern time will be priced based on that Business Day's net asset value per Unit. A transaction request received by Prudential in good order at or after 4 p.m. Eastern time will be priced based on the next Business Day's net asset value per Unit. An initial contribution made for a Participant will be priced based on the net asset value per Unit on the Business Day it is invested, as described in The Accumulation Period on page 13 of the prospectus.


Effective November 1, 1998, the annual account charge described on pages 2 and 20-21 of the prospectus may be up to a maximum of $32 for persons who become Participants on or after September 1, 1998. Because of this change, the Examples of Fees and Expenses appearing on pages 7 and 8 of the prospectus understate the cumulative expenses incurred on each $1000 invested for those Participants subject to the $32 charge. To obtain the corrected cumulative expenses, add $1 to each figure in the 1 Year column, $3 to each figure in the 3 Years column, $4 to each figure in the 5 Years column, and $8 to each figure in the 10 Years column. Note: Due to rounding, these corrections may overstate cumulative expenses by $1 in some cases.